UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	July 11, 2019

LEGG MASON, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-8529	52-1200960
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

100 International Drive, Baltimore, Maryland	21202
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	410 539-0000

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	LM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure

Beginning with the release of its operating results for the quarter ended June 30, 2019, as supplemental financial information Legg Mason, Inc. (the "Company") will provide "Adjusted Net Income" and "Adjusted Earnings per Diluted Share" ("Adjusted EPS"), which are performance measures based on methodologies other than generally accepted accounting principles ("non-GAAP"). The Company's management uses these performance measures as benchmarks to evaluate and compare its period-to-period operating performance and believes that these measures provide useful information about operating results of the Company's core asset management business and facilitate the comparison of its results to other asset management firms.

A description and related reconciliation of Net Income (Loss) Attributable to Legg Mason, Inc. to Adjusted Net Income and of Net Income (Loss) per Diluted Share Attributable to Legg Mason, Inc. Shareholders to Adjusted EPS is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information furnished under this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Subject Matter
99.1
Description and related reconciliation of Net Income (Loss) Attributable to Legg Mason, Inc. to Adjusted Net Income and Reconciliation of Net Income (Loss) Per Diluted Share Attributable to Legg Mason, Inc. Shareholders to Adjusted Earnings Per Diluted Share

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGG MASON, INC.
(Registrant)

Date: July 11, 2019	By:	/s/ Thomas C. Merchant
Thomas C. Merchant
Executive Vice President and General Counsel

LEGG MASON, INC.
EXHIBIT INDEX

Exhibit No.	Subject Matter

99.1
Description and related reconciliation of Net Income (Loss) Attributable to Legg Mason, Inc. to Adjusted Net Income and Reconciliation of Net Income (Loss) Per Diluted Share Attributable to Legg Mason, Inc. Shareholders to Adjusted Earnings Per Diluted Share